                                                                    Exhibit 10.9

                          THIRD AMENDMENT TO REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT

    THIS THIRD AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Third Amendment") is made and entered into as of the 26th day of January, 1996, by and among USA WASTE SERVICES, INC., a Delaware corporation (the "Borrower"), its Subsidiaries listed on Schedule 1 to the Credit Agreement defined below (collectively the "Guarantors"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB"), BANK OF AMERICA ILLINOIS, an Illinois banking association ("BAI"), and J.P. MORGAN SECURITIES, INC., a Delaware corporation ("J.P. Morgan") (collectively, the "Agents"), FNBB, BAI, Morgan Guaranty Trust Company of New York, a New York state banking association ("MGT") and the other financial institutions party hereto (collectively, the "Banks"), and MGT as the Administrative Agent and FNBB, as Documentation Agent (collectively, the "Bank Agents").

    WHEREAS, the Borrower, the Guarantors, the Banks, the Agents and the Bank Agents are party to a Revolving Credit and Term Loan Agreement dated as of June 30, 1995, as amended by the First Amendment to Revolving Credit and Term Loan Agreement dated as of August 11, 1995 and the Second Amendment dated as of September 7, 1995 (as so amended, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrower on the terms set forth therein;

    WHEREAS, the Borrower has requested that the Banks, the Agents, and the Bank Agents amend the definition of Investments contained in the Credit Agreement to exclude certain investments by the Borrower, and the Banks, the Agents and the Bank Agents are willing to amend the Credit Agreement on the terms and conditions set forth herein;

    NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

    1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

    2. AMENDMENT TO Section 1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by inserting the following parenthetical after the text "the acquisition of stock" in the second line of the definition of Investments: "(other than the capital stock of Western Waste Industries, Inc. owned by the Borrower as of December 18, 1995 provided that the aggregate amount excluded from the determination of Investments outstanding at any particular time pursuant to this parenthetical shall not exceed $13,000,000)".

    3. REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantors jointly and severally represent and warrant as follows:

    (a) The execution, delivery and performance of this Third Amendment and the Credit Agreement, as modified by this Third Amendment, and the transactions contemplated hereby and thereby (i) are within the corporate authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate proceedings on the part of the respective Borrower or Guarantor, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any Guarantor so as to materially adversely affect the assets, business or any activity of the Borrower and the Guarantors as a whole, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or any Guarantor or any agreement or other instrument binding upon the Borrower or any Guarantor.

    (b) The execution, delivery and performance of this Third Amendment and the Credit Agreement, as modified by this Third Amendment, will result in valid and legally binding obligations of the Borrower and the Guarantors party thereto enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

    (c) The execution, delivery and performance by the Borrower and the Guarantors of this Third Amendment and the Credit Agreement, as modified by this Third Amendment, and the consummation by the Borrower and the Guarantors of the transactions contemplated hereby and thereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained and those required after the date hereof in connection with the Borrower's and the Guarantors' performance of their covenants contained in Sections 7, 8 and 9 of the Credit Agreement.

    (d) The representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

    (e) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

    4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. Each of the Guarantors hereby confirms that its guaranty of the Guaranteed Obligations contained in Section 27 of the Credit Agreement remains in full force and effect. This Third Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Third Amendment.

    5. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

    6. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

    7. EFFECTIVENESS. This Third Amendment shall become effective upon the satisfaction of each of the following conditions (the "Effective Date"):

    (a) This Third Amendment shall have been executed and delivered by the Borrower, the Guarantors, the Majority Banks, the Agents and the Bank Agents; and

    (b) All corporate action necessary for the valid execution, delivery and performance by the Borrower of the Credit Agreement, as amended by this Third Amendment, shall have been taken, and evidence thereof satisfactory to the Agents shall have been provided to the Agents.

    IN WITNESS WHEREOF, each of the undersigned have duly executed this Third Amendment under seal as of the date first set forth above.

                                        THE BORROWER:
                                        USA WASTE SERVICES, INC.

                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer

                                        THE GUARANTORS:

                                        BEST PAK DISPOSAL, INC.
                                        BIG DIPPER ENTERPRISES, INC.
                                        BREM-AIR DISPOSAL, INC.
                                        CENTRAL ILLINOIS DISPOSAL,
                                            INC.
                                        COUNTRYSIDE LANDFILL, INC.
                                        CRYSTAL LAKE DISPOSAL, INC.
                                        CUSTOM DISPOSAL SERVICES,
                                            INC.
                                        EARTHMOVERS, INC.
                                        ELLIS-SCOTT, INC.
                                        ENVIROFIL, INC.
                                        ENVIROFIL OF ILLINOIS, INC.
                                            (FORMERLY LEROY BROWN & SONS, INC.)
                                        ENVIROFIL SERVICES, INC.
                                        ENVIRONMENTAL WASTE OF
                                            SKAGIT COUNTY, INC.


                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer of each of the Companies
                                              listed above

                                        EVH CO.
                                        EWA, INC. (FORMERLY MARCH
                                            ACQUISITION CORPORATION)
                                        FORCEES, INC.
                                        JUAN DE FUCA CORRUGATED,
                                            LTD.
                                        KITSAP COUNTY SANITARY
                                            LANDFILL, INC.
                                        LAKELAND PROPERTIES, INC.
                                        LIBERTY LANDFILL, INC.
                                        MEADOWBROOK CARTING CO.,
                                            INC.
                                        MID-JERSEY DISPOSAL CO., INC.
                                        MID-VALLEY ACQUISITION
                                            CORPORATION
                                        MISSION DISPOSAL, INC.
                                        NORTH SOUND SANITATION, INC.
                                        QUALITY RECYCLING CO., INC.
                                        SACRAMENTO VALLEY
                                            ENVIRONMENTAL WASTE
                                            COMPANY
                                        SOIL REMEDIATION OF
                                            PHILADELPHIA, INC.
                                        SOUTH SOUND SANITATION, INC.
                                        STANWOOD CAMANO DISPOSAL,
                                            INC.
                                        STOCKTON SCAVENGERS
                                            ASSOCIATION
                                        USA WASTE HAULING OF
                                            PHILADELPIA, INC.
                                        USA WASTE OF OKLAHOMA, INC.
                                            (FORMERLY UNITED SANITATION
                                            ASSOCIATES WASTE MANAGEMENT,
                                            INC.)
                                        USA WASTE OF ARIZONA, INC.
                                        USA WASTE OF ILLINOIS, INC.
                                        USA WASTE OF INDIANA, INC.



                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer of each of the Companies
                                              listed above

                                        USA WASTE OF TEXAS, INC.
                                            (FORMERLY USA WASTE SERVICES,
                                            INC. OF TEXAS)
                                        U.S.A. WASTE OF FAIRLESS
                                            HILLS, INC.
                                        CLEANSOILS FAIRLESS HILLS,
                                            INC.
                                        WEST VIRGINIA WASTE
                                            SERVICES, INC.
                                        WPP, INC.
                                        WASTE RECOVERY
                                            CORPORATION
                                        CHAMBERS ACQUISITION CORP.
                                        CHAMBERS DEVELOPMENT
                                            COMPANY, INC.
                                        CHAMBERS CLEARVIEW
                                        ENVIRONMENTAL LANDFILL,
                                            INC.
                                        CHAMBERS DEVELOPMENT OF
                                            OHIO, INC.
                                        CHAMBERS DEVELOPMENT OF
                                            VIRGINIA, INC.
                                        CHAMBERS ENTERPRISES, INC.
                                        CHAMBERS INTERNATIONAL,
                                            INC.
                                        CHAMBERS LAUREL HIGHLANDS
                                            LANDFILL, INC.
                                        CHAMBERS MAPLEWOOD
                                            LANDFILL, INC.
                                        CHAMBERS MEDICAL
                                            TECHNOLOGIES, INC.
                                            (INCORPORATED 2/12/85)
                                        CHAMBERS MEDICAL
                                            TECHNOLOGIES, INC.
                                            (INCORPORATED 4/26/91)

                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer of each of the Companies
                                              listed above

                                        CHAMBERS MEDICAL
                                            TECHNOLOGIES OF SOUTH
                                            CAROLINA, INC.
                                        CHAMBERS NEW JERSEY LAND,
                                            INC.
                                        CHAMBERS OAKRIDGE USA
                                            LANDFILL, INC.
                                        CHAMBERS ORANGE COUNTY
                                            LANDFILL, INC.
                                        CHAMBERS RESOURCES, INC.
                                        CHAMBERS RICHLAND COUNTY
                                            LANDFILL, INC.
                                        CHAMBERS SERVICES, INC.
                                        CHAMBERS SMYRNA LANDFILL,
                                            INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            CALIFORNIA, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            FLORIDA, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            MISSISSIPPI, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            NEW YORK, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            NORTH CAROLINA, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            OHIO, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            NEW JERSEY, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            RHODE ISLAND, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            SOUTH CAROLINA, INC.
                                        CHAMBERS WASTE SYSTEMS OF
                                            TEXAS, INC.

                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer of each of the Companies
                                              listed above

                                        CHAMBERS WASTE SYSTEMS OF
                                            VIRGINIA, INC.
                                        CHAMBERS OF DELAWARE, INC.
                                        CHAMBERS OF GEORGIA, INC.
                                        CHAMBERS OF ILLINOIS, INC.
                                        CHAMBERS OF INDIANA, INC.
                                        CHAMBERS OF NEW JERSEY,
                                            INC.
                                        CHAMBERS OF NEW JERSEY
                                            RECYCLING, INC.
                                        CHAMBERS OF MARYLAND, INC.
                                        CHAMBERS OF
                                            MASSACHUSETTS, INC.
                                        CHAMBERS OF MISSISSIPPI, INC.
                                        CHAMBERS OF PENNSYLVANIA,
                                            INC.
                                        CHAMBERS OF TENNESSEE, INC.
                                        CHAMBERS OF WEST VIRGINIA,
                                            INC.
                                        DAUPHIN MEADOWS, INC.
                                        THE H. SIENKNECHT CO.
                                        LCS SERVICES, INC.
                                        WILLIAM H. MARTIN, INC.
                                        MORRIS COUNTY TRANSFER
                                            STATION, INC.
                                        RAIL-IT CORPORATION
                                        REMOTE LANDFILL SERVICES,
                                            INC.
                                        CDC SERVICES, INC.
                                        SOUTHERN ALLEGHENIES
                                            DISPOSAL SERVICES, INC.
                                        U.S. SERVICES CORPORATION
                                        U.S. UTILITIES SERVICES CORP.
                                        CHAMBERS R & B LANDFILL,
                                            INC.


                                        By: /s/ EARL E. DEFRATES
                                            ------------------------------------
                                            Earl E. DeFrates, Executive Vice
                                              President and Chief Financial
                                              Officer of each of the Companies
                                              listed above

                                    RAIL-IT LIMITED PARTNERSHIP
                                    By: Rail-It Corporation, Its General Partner



                                    By: /s/ EARL E. DEFRATES
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------


                                    THE BANKS AND AGENTS:

                                    THE FIRST NATIONAL BANK OF BOSTON,
                                    Individually and as Documentation Agent and Issuing Bank and as Agent



                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Managing Director
                                          --------------------------------------



                                    BANK OF AMERICA, ILLINOIS, Individually
                                    and as Agent



                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                    Individually and as the Administrative Agent


                                    By: /s/ TIMOTHY S. BROADBENT
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    J.P. MORGAN SECURITIES INC., as Agent



                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: VP
                                          --------------------------------------




                                    THE BANK OF NOVA SCOTIA

                                    By: /s/ F.C.H. ASHBY
                                       -----------------------------------------
                                    Title: Senior Manager Loan Operations
                                          --------------------------------------



                                    BANK ONE, TEXAS N.A.

                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                                    BANQUE PARIBAS, HOUSTON
                                      AGENCY

                                    By: /s/ SCOTT CLINGARS
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------


                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------


                                    BHF-BANK AKTIENGESELLSCHAFT

                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: VP
                                          --------------------------------------


                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: VP
                                          --------------------------------------



                                    CIBC INC.

                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Authorized Signature
                                          --------------------------------------


                                    COMERICA BANK

                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: First Vice President
                                          --------------------------------------

                                    COOPERATIEVE CENTRALE
                                      RAIFFEISEN-BOERENLEENBANK,
                                      B.A., "RABOBANK NEDERLAND",
                                      NEW YORK BRANCH

                                    By: /s/ DANA W. HEMENWAY
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------


                                    By: /s/ IAN REECE
                                       -----------------------------------------
                                    Title: Vice President & Manager
                                          --------------------------------------



                                    CREDIT LYONNAIS NEW YORK
                                      BRANCH

                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------




                                    CREDIT LYONNAIS CAYMAN ISLAND
                                      BRANCH

                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Authorized Signature
                                          --------------------------------------



                                    DEUTSCHE BANK AG, NEW YORK
                                      AND/OR CAYMAN ISLANDS
                                      BRANCHES

                                    By: /s/ JOHN AUGSBURGER
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                                    By: /s/ JEAN M. HANNIGAN
                                       -----------------------------------------
                                    Title: Assistant Vice President
                                          --------------------------------------



                                    FIRST INTERSTATE BANK OF TEXAS,
                                      N.A.

                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    FLEET BANK OF MASSACHUSETTS,
                                      N.A.

                                    By: /s/ THOMAS J. BULLARD
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                                    THE FUJI BANK, LIMITED, HOUSTON
                                      AGENCY

                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Vice President & Joint Manager
                                          --------------------------------------



                                    HIBERNIA NATIONAL BANK

                                    By: /s/ TROY J. VILLAFARRA
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                                    THE LONG-TERM CREDIT BANK OF
                                      JAPAN, LTD.

                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Joint General Manager
                                          --------------------------------------



                                    NATWEST BANK N.A.

                                    By: /s/ DILICIA PENA HILL
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                                    THE NIPPON CREDIT BANK, LTD.

                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Vice President & Manager
                                          --------------------------------------



                                    THE SUMITOMO BANK, LTD. -
                                      HOUSTON AGENCY

                                    By: /s/ HARUMITSU SEKI
                                       -----------------------------------------
                                    Title: General Manager
                                          --------------------------------------

                                    SOCIETY NATIONAL BANK

                                    By: /s/ LAWRENCE A. MACK
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                                    UNION BANK

                                    By: /s/ JULIE D. BLOOMFIELD
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                                    WELLS FARGO BANK, N.A.

                                    By: /s/ KELLIE DEWHITT
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                                    VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                    INCOME TRUST

                                    By: /s/ JEFFREY W. MAILLET
                                       -----------------------------------------
                                    Title:  Sr. Vice Pres.- Portfolio Mgr.
                                          --------------------------------------



                                    THE SANWA BANK, LIMITED, DALLAS AGENCY

                                    By: [ILLEGIBLE]
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------